Merger	3 Months Ended
Mar. 31, 2025
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Merger	Merger, Acquisition and Other Transactions
On March 27, 2025, in connection with the closing of the transactions contemplated by a share purchase agreement entered into between a third-party investor and the Company's parent company, Thanos Holdings Limited ("Parent") in December 2024, the Company distributed its equity interest in Triton Container Finance VIII LLC ("TCF VIII"), a special purpose securitization subsidiary of Triton, to Parent (the “TCF VIII Distribution”). The effective date of the TCF VIII Distribution used for accounting purposes was March 31, 2025. As of March 31, 2025, TCF VIII had total assets of approximately $1.8 billion, total indebtedness of approximately $1.3 billion, and shareholders’ equity of approximately $0.5 billion. In the three months ended March 31, 2025, TCF VIII had leasing revenues of $76.7 million and net income of $30.1 million, which are included in the Consolidated Statements of Operations. From April 1, 2025 forward, revenues and net income related to TCF VIII will no longer be included in the Company's Consolidated Statements of Operations. Following the TCF VIII Distribution, the Company will continue to manage the containers in the TCF VIII securitization portfolio, for which it will be entitled to receive management fees. The TCF VIII Distribution will be treated as a taxable sale for U.S. federal tax purposes.

On March 10, 2025, the Company announced the signing of a definitive agreement to acquire Global Container International LLC (“GCI”). The transaction is subject to customary closing conditions, including regulatory approval, and is expected to close during the first half of 2025. GCI is a Bermuda-domiciled marine container leasing company and operates a fleet of approximately 0.5 million TEU. The Company expects this transaction to be treated as an asset acquisition for accounting purposes.